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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 26, 1996
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                       (Date of earliest event reported)


                        Pittsburgh Home Financial Corp.
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            (Exact name of registrant as specified in its charter)


Pennsylvania                        0-27522                         25-1772349
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(State or other jurisdiction    (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



438 Wood Street, Pittsburgh, Pennsylvania                                15222
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(Address of principal executive offices)                            (Zip Code)


                                (412) 281-0780
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     On July 26, 1996, Pittsburgh Home Savings Bank (the "Savings Bank"), the wholly owned subsidiary of Pittsburgh Home Financial Corp. (the "Company"), announced it had signed a definitive agreement to purchase the branch of First Home Savings Bank, FSB located at 2905 West Liberty Avenue, Pittsburgh, Pennsylvania. The Savings Bank will be assuming all deposits and acquiring all equipment and real estate associated with this location. Total deposits of the branch were $10.9 million as of March 31, 1996. The branch purchase is subject to regulatory approval. The press release is included as an exhibit hereto and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

          99(a)     Press Release, dated July 26, 1996











































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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PITTSBURGH HOME FINANCIAL CORP.



Date:  August 1, 1996         By:  /s/ J. Ardie Dillen
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                                   J. Ardie Dillen, President and Chief
                                     Executive Officer



















































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